[logo]                                                            Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                              December 31, 1996

MASSACHUSETTS INVESTORS TRUST

[graphic omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Managers ................................... 2
Portfolio Managers' Profiles ............................................... 4
Trust Facts ................................................................ 5
Performance Summary ........................................................ 5
Portfolio of Investments ................................................... 9
Financial Statements .......................................................16
Notes to Financial Statements ..............................................22
Independent Auditors' Report ...............................................28
Trustees and Officers ......................................................29


------------------------------------------------------------------------------
   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED DECEMBER 31, 1996, CLASS A SHARES OF THE TRUST PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 25.90%, WHILE CLASS B SHARES RETURNED 25.05%.

o THE TRUST LOOKS FOR LARGE- CAPITALIZATION, HIGH-QUALITY GROWTH COMPANIES THAT ARE EXPECTED TO MEET OR EXCEED THEIR GROWTH TARGETS AND SELL FOR VALUATIONS THAT WILL MAKE THEM ATTRACTIVE FOR SOME TIME TO COME.

o FINANCIAL SERVICES STOCKS MAKE UP THE LARGEST SECTOR IN THE TRUST. THESE STOCKS HAVE BENEFITED FROM A NUMBER OF FAVORABLE DEVELOPMENTS, INCLUDING CONSOLIDATION, IN WHICH COMPANIES GAIN BROADER MARKETS AND IMPROVED ECONOMIES OF SCALE.

o THE DEFENSE AND AEROSPACE INDUSTRY IS ALSO GOING THROUGH MASSIVE CONSOLIDATION AS THE DEFENSE INDUSTRY SHRINKS. IN MOST CASES, THE RESULTING MERGERS ARE ENHANCING, NOT DILUTING, EARNINGS AS THESE COMPANIES ALSO ENJOY INCREASED ECONOMIES OF SCALE, PURCHASING POWER, AND GLOBAL STRENGTH.
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

  We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. While we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    January 16, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGERS

For the year ended December 31, 1996, Class A shares of the Trust provided a total return of 25.90%, while Class B shares returned 25.05% and Class C shares provided a total return of 24.73%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, exceeded the 22.64% return of the Standard & Poor's 500 Composite Index (the S&P 500) a popular, unmanaged index of common stock performance.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE TRUST'S PERFORMANCE?

A. The Trust benefited from a very favorable investment environment, in which low interest rates led to improved valuations, and corporate earnings continued to improve. The Trust was also helped because we were overweighted in sectors that outperformed the market, and underweighted in those that lagged the market. For example, financial services stocks, which made up 22% of the portfolio, versus 15% of the S&P 500, gained almost 36% in 1996. We also had overweightings in industrial goods and services, particularly aerospace and defense stocks, which also outperformed the market, while we were underweighted in sectors like utilities and leisure, both of which underperformed.

Q. HOW WOULD YOU DESCRIBE THE OVERALL BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE TRUST?

A. It was a pretty benign investment environment, with continuing growth, but at a reasonably slow rate. This allowed interest rates to stay low, which led to improved valuations. At the same time, many companies continued to report significant gains in earnings.

Q. WE NOTICED THAT FINANCIAL SERVICES STOCKS MAKE UP THE LARGEST SECTOR IN THE TRUST. WHAT IS IT YOU LIKE ABOUT THIS SECTOR, AND COULD YOU DISCUSS ANY SUBGROUPS WITHIN FINANCIAL SERVICES THAT YOU FIND PARTICULARLY ATTRACTIVE?

A. These stocks have benefited from a number of favorable developments. First, some companies, such as First Bank Systems and Norwest, have been selling at significant discounts to the market, discounts which we feel are not warranted given the underlying strength of these companies. Second, the ongoing and necessary consolidation of the banking industry benefits the acquiring companies, which are able to reach broader markets and realize economies of scale, as well as the stocks of companies being taken over, as they have been bought at significant premiums.

Q. YOU ALSO HAVE FAIRLY LARGE WEIGHTINGS IN INDUSTRIAL GOODS AND SERVICES AND CONSUMER STAPLES. COULD YOU TALK ABOUT THE KINDS OF COMPANIES THAT ONE TYPICALLY FINDS IN THESE SECTORS AND TELL US WHAT YOU LIKE ABOUT THEM?

A. Industrial goods and services is a very broad category that includes defense and aerospace companies. This industry is going through massive consolidation as the defense industry shrinks. In most cases, the resulting acquisitions and mergers are enhancing, not diluting earnings as these companies also enjoy increased economies of scale, purchasing power, and global strength. We think there will be more mergers in the future. As for consumer goods and services, any large fund almost has to have some exposure to this sector, although at 26% of the portfolio, versus 24% for the S&P 500, our allocation is not that different from the market as a whole.

Q. IN GENERAL, WHAT CHARACTERISTICS OR QUALITIES DO YOU LOOK FOR IN SELECTING STOCKS FOR THE TRUST?

A. We look for large-capitalization, high-quality growth companies that we think can meet or exceed their growth targets and sell for valuations that will make them attractive for some time to come. Basically, we're looking for high-quality growth at the right price.

Q. COULD YOU TALK ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU EXPECTED LAST YEAR?

A. Going into the year, we were overweighted in the retail stocks. These stocks had performed poorly both in 1994 and 1995, and their valuations were at fairly attractive levels. However, as 1996 progressed, we reduced our positions in the retail sector as these companies continued to underperform. Part of the reason for this underperformance was the continuing high levels of consumer debt and also the fact that there are still too many stores out there.

Q. CAN YOU TELL US ABOUT SOME SECTORS YOU MIGHT BE AVOIDING, AND WHY?

A. We have avoided utilities, particularly electric utilities and long-distance telephone companies. The long-distance companies have had to keep cutting their rates as competition for what is essentially the same number of telephone calls increases. Meanwhile, the electric utilities are facing more competition from suppliers outside their territories who have been able to line up some of the larger users of electricity, such as large offices and manufacturers. Partly as a result of these trends, electric utilities had a 0% return in 1996 and long-distance phone companies did slightly better, at 2.9%, while the S&P 500 was up almost 23%.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT, PARTICULARLY AS IT RELATES TO THE TRUST, AND HOW ARE YOU POSITIONING THE TRUST TO TRY AND TAKE ADVANTAGE OF THOSE CHANGES?

A. The most significant thing we're concerned about is the ability of the S&P 500 to continue to increase earnings at the same pace as the last couple of years. As the economy slows, the ability of companies to achieve their earnings estimates will become more and more significant. As a result, stock selection will become even more important. In this environment, we believe that our emphasis on original research, combined with our bottom-up approach to stock selection, should continue to benefit the Trust over the long term.

Respectfully,

/s/ Mitchell D. Dynan    /s/John D. Laupheimer, Jr. /s/Kevin R. Parke

   Mitchell D. Dynan        John D. Laupheimer, Jr.    Kevin R. Parke
   Portfolio Manager        Portfolio Manager          Portfolio Manager


------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES

MITCHELL D. DYNAN JOINED THE MFS RESEARCH DEPARTMENT IN 1986. A GRADUATE OF TUFTS UNIVERSITY, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1987 AND VICE PRESIDENT - INVESTMENTS IN 1988. MR. DYNAN BECAME PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1995.

   JOHN D. LAUPHEIMER, JR. JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS AN INDUSTRY SPECIALIST. A GRADUATE OF BOSTON UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY, HE WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1984, VICE PRESIDENT
- INVESTMENTS IN 1986, AND SENIOR VICE PRESIDENT IN 1995. MR. LAUPHEIMER BECAME PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1993.

   KEVIN R. PARKE JOINED THE MFS RESEARCH DEPARTMENT IN 1985 AS AN INDUSTRY SPECIALIST. A GRADUATE OF LEHIGH UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1987, VICE PRESIDENT - INVESTMENTS IN 1988, SENIOR VICE PRESIDENT IN 1993, AND DIRECTOR OF RESEARCH IN 1995. MR. PARKE BECAME PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1992.
------------------------------------------------------------------------------

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   TRUST FACTS

STRATEGY:               THE TRUST'S INVESTMENT OBJECTIVES ARE TO PROVIDE
                        REASONABLE CURRENT INCOME AND LONG-TERM GROWTH OF
                        CAPITAL AND INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JULY 15, 1924

SIZE:                   $3.1 BILLION NET ASSETS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of Massachusetts Investors Trust Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended December 31, 1996)

             Massachusetts          S&P 500       Consumer Price
            Investors Trust        Composite         Index --
               Class A              Index              U.S.
            ---------------        ---------       --------------
12/91           9,423               10,000              10,000
12/92          10,118               10,760              10,287
12/93          11,133               11,843              10,573
12/94          11,020               11,992              10,856
12/95          15,355               16,483              11,124
12/96          19,332               20,249              11,523


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended December 31, 1996)

             Massachusetts          S&P 500        Consumer Price
            Investors Trust        Composite          Index --
               Class A              Index               U.S.
            ---------------        ---------       --------------
12/86           9,423               10,000              10,000
12/88          11,178               12,255              10,899
12/90          15,200               15,622              12,102
12/92          20,839               21,922              12,831
12/94          22,695               24,432              13,541
12/96          39,814               41,254              14,373


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class A)
  including 5.75% sales charge                                            +18.62%        +17.85%        +14.10%        +14.82%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class A) at net asset value                +25.90%        +20.20%        +15.46%        +15.50%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class B) with CDSC                         +21.05%        +18.50%        +14.59%        +15.18%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class B) without CDSC                      +25.05%        +19.20%        +14.82%        +15.18%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class C) with CDSC                         +23.73%        +19.82%        +15.24%        +15.39%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class C) without CDSC                      +24.73%        +19.82%        +15.24%        +15.39%
------------------------------------------------------------------------------------------------------------------------------
Average growth  and income fund+                                          +20.78%        +16.15%        +13.87%        +13.13%
------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                                   +22.64%        +19.58%        +15.15%        +15.23%
------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                     + 3.56%        + 2.91%        + 2.88%        + 3.69%
------------------------------------------------------------------------------------------------------------------------------
 * The Consumer Price Index is a popular measure of change in prices.
** Source: CDA/Wiesenberger.
 + Source: Lipper Analytical Services.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results, including the contingent deferred sales charge (CDSC), reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class B and Class C share performance includes the performance of the Trust's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on July 2, 1996. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share performance, including the CDSC, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Trust results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1996

LARGEST SECTORS

Miscellaneous                   30.7%
Financial Services              21.9%
Consumer Staples                15.5%
Industrial Goods and Services   14.0%
Health Care                     10.1%
Energy                           7.8%

*For a more complete breakdown refer to Portfolio of Investments.


TOP TEN HOLDINGS
PHILIP MORRIS COS., INC.                           COLGATE-PALMOLIVE CO.
Tobacco, food, and beverage conglomerate           Cosmetics and toiletries company

GILLETTE CO.                                       MCDONNELL-DOUGLAS CORP.
Manufacturer of cosmetics, personal care           Commercial and defense aircraft manufacturer
products, and office products
                                                   LOCKHEED MARTIN CORP.
GENERAL ELECTRIC CO.                               Aerospace/defense contractor
Diversified manufacturing and services
conglomerate                                       TEXACO, INC.
                                                   International oil and gas company
NORWEST CORP.
Commercial and retail banking company              FIRST BANK SYSTEMS, INC.
                                                   Bank with operations in Midwest and Rocky
MOBIL CORP.                                        Mountain states
International oil and gas company

-------------------------------------------------------------------------------
TAX FORM SUMMARY

IN JANUARY 1997, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

  THE TRUST HAS DESIGNATED $239,557,936 AS A LONG-TERM CAPITAL GAIN DISTRIBUTION FOR TAX PURPOSES. THIS DISTRIBUTION WAS MADE TO SHAREHOLDERS OF RECORD AS OF DECEMBER 23, 1996, PAYABLE JANUARY 2, 1997.

  FOR THE YEAR ENDED DECEMBER 31, 1996, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 77.05%.
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 93.9%
-----------------------------------------------------------------------------
Issuer                                                 Shares           Value
-----------------------------------------------------------------------------
U.S. Stocks - 89.8%
  Aerospace - 7.7%
    Allied Signal, Inc.                               520,000  $   34,840,000
    General Dynamics Corp.                            344,000      24,252,000
    Lockheed Martin Corp.                             566,521      51,836,671
    McDonnell-Douglas Corp.                           830,000      53,120,000
    Raytheon Co.                                      661,300      31,825,063
    United Technologies Corp.                         668,000      44,088,000
                                                               --------------
                                                               $  239,961,734
-----------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Case Corp.                                        271,100  $   14,774,950
-----------------------------------------------------------------------------
  Apparel and Textiles - 1.7%
    Nike, Inc., "B"                                   480,000  $   28,680,000
    Reebok International Ltd.                         175,000       7,350,000
    VF Corp.                                          240,000      16,200,000
                                                               --------------
                                                               $   52,230,000
-----------------------------------------------------------------------------
  Automotive - 0.9%
    Goodrich (B.F.) Co.                               700,000  $   28,350,000
-----------------------------------------------------------------------------
  Banks and Credit Companies - 9.0%
    Bank of Boston Corp.                              223,900  $   14,385,575
    Chase Manhattan Corp.                             125,500      11,200,875
    Comerica, Inc.                                    375,000      19,640,625
    Corestates Financial Corp.                         36,750       1,906,406
    Crestar Financial Corp.                           275,000      20,453,125
    First Bank Systems, Inc.                          710,000      48,457,500
    First Chicago NBD Corp.                           160,000       8,600,000
    Firstar Corp.                                     310,000      16,275,000
    National City Corp.                               425,000      19,071,875
    Northern Trust Corp.                              600,000      21,750,000
    Norwest Corp.                                   1,377,000      59,899,500
    SunTrust Banks, Inc.                              500,000      24,625,000
    U.S. Bancorp                                      320,000      14,380,000
                                                               --------------
                                                               $  280,645,481
-----------------------------------------------------------------------------
  Business Machines - 0.6%
    International Business Machines Corp.             118,000  $   17,818,000
    Xerox Corp.                                        30,000       1,578,750
                                                               --------------
                                                               $   19,396,750
-----------------------------------------------------------------------------
  Business Services - 1.8%
    ALCO Standard Corp.                               506,200  $   26,132,575
    Ceridian Corp.*                                    35,000       1,417,500
    Computer Sciences Corp.*                          287,500      23,610,938
    DST Systems, Inc.*                                 60,000       1,882,500
    Sabre Group Holding, Inc., "A"*                   138,000       3,846,750
                                                               --------------
                                                               $   56,890,263
-----------------------------------------------------------------------------
  Cellular Telephones
    AirTouch Communications, Inc.*                     60,000   $   1,515,000
-----------------------------------------------------------------------------
  Chemicals - 2.8%
    Air Products & Chemicals, Inc.                    420,000  $   29,032,500
    Betzdearborn, Inc.                                 20,100       1,175,850
    du Pont (E.I.) de Nemours & Co., Inc.             295,000      27,840,625
    Monsanto Co.                                      382,500      14,869,687
    Praxair, Inc.                                     340,000      15,682,500
                                                               --------------
                                                               $   88,601,162
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    First Data Corp.                                  463,000  $   16,899,500
    Microsoft Corp.*                                  328,000      27,101,000
                                                               --------------
                                                               $   44,000,500
-----------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    Computer Associates International, Inc.           642,000  $   31,939,500
    Electronic Data Systems Corp.                      27,000       1,167,750
    Oracle Systems Corp.*                             375,000      15,656,250
                                                               --------------
                                                               $   48,763,500
-----------------------------------------------------------------------------
  Consumer Goods and Services - 9.0%
    Colgate-Palmolive Co.                             584,100  $   53,883,225
    Gillette Co.                                      865,000      67,253,750
    Philip Morris Cos., Inc.                          770,000      86,721,250
    Procter & Gamble Co.                              249,000      26,767,500
    Service Corp. International                        54,000       1,512,000
    Sherwin Williams Co.                              285,000      15,960,000
    Tyco International Ltd.                           246,000      13,007,250
    UST, Inc.                                         500,000      16,187,500
                                                               --------------
                                                               $  281,292,475
-----------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Loral Space & Communications Corp.*               450,000  $    8,268,750
-----------------------------------------------------------------------------
  Electrical Equipment - 3.3%
    General Electric Co.                              646,000  $   63,873,250
    Honeywell, Inc.                                   610,000      40,107,500
                                                               --------------
                                                               $  103,980,750
-----------------------------------------------------------------------------
  Electronics - 0.9%
    Intel Corp.                                       220,000  $   28,806,250
-----------------------------------------------------------------------------
  Entertainment - 0.3%
    Viacom, Inc., "B"*                                240,000  $    8,370,000
-----------------------------------------------------------------------------
  Financial Institutions - 4.4%
    American Express Co.                              200,000  $   11,300,000
    Beneficial Corp.                                  761,300      48,247,387
    Federal Home Loan Mortgage Corp.                  149,000      16,408,625
    MBNA Corp.                                         43,500       1,805,250
    Merrill Lynch & Co., Inc.                         100,000       8,150,000
    State Street Boston Corp.                         680,000      43,860,000
    Union Planters Corp.                              200,000       7,800,000
                                                               --------------
                                                               $  137,571,262
-----------------------------------------------------------------------------
  Food and Beverage Products - 5.0%
    Archer-Daniels-Midland Co.                        540,000  $   11,880,000
    Coca-Cola Co.                                     200,000      10,525,000
    CPC International, Inc.                           300,000      23,250,000
    General Mills, Inc.                               495,000      31,370,625
    McCormick & Co., Inc.                              70,000       1,649,375
    PepsiCo, Inc.                                   1,055,000      30,858,750
    Ralston-Ralston Purina Co.                        240,000      17,610,000
    Tyson Foods, Inc. - Delaware                      400,000      13,700,000
    Wrigley (Wm) Junior Co.                           250,000      14,062,500
                                                               --------------
                                                               $  154,906,250
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Kimberly-Clark Corp.                              460,000  $   43,815,000
-----------------------------------------------------------------------------
  Insurance - 6.9%
    AFLAC, Inc.                                       460,000  $   19,665,000
    Allstate Corp.                                    436,800      25,279,800
    Chubb Corp.                                       100,000       5,375,000
    Cigna Corp.                                       266,500      36,410,563
    ITT Hartford Group, Inc.                          341,900      23,078,250
    MBIA, Inc.                                         28,000       2,835,000
    Progressive Corp. - Ohio                          585,000      39,414,375
    St. Paul Cos., Inc.                               300,000      17,587,500
    Torchmark Corp.                                   360,000      18,180,000
    Transamerica Corp.                                245,000      19,355,000
    Travelers, Inc.                                   166,667       7,562,500
    UNUM Corp.                                         26,000       1,878,500
                                                               --------------
                                                               $  216,621,488
-----------------------------------------------------------------------------
  Machinery - 1.7%
    Deere & Co., Inc.                                 300,000  $   12,187,500
    Ingersoll Rand Co.                                480,000      21,360,000
    York International Corp.                          350,000      19,556,250
                                                               --------------
                                                               $   53,103,750
-----------------------------------------------------------------------------
  Medical and Health Products - 6.0%
    American Home Products Corp.                      227,000  $   13,307,875
    Johnson & Johnson                                 890,000      44,277,500
    Lilly (Eli) & Co.                                 229,766      16,772,918
    Pfizer, Inc.                                      255,000      21,133,125
    Pharmacia & Upjohn, Inc.                          240,000       9,510,000
    Rhone-Poulenc Rorer, Inc.                         516,000      40,312,500
    Warner-Lambert Co.                                560,000      42,000,000
                                                               --------------
                                                               $  187,313,918
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.2%
    Medtronic Inc.                                    150,000  $   10,200,000
    Pacificare Health Systems, Inc., "B"*             220,000      18,755,000
    St. Jude Medical, Inc.*                           700,000      29,837,500
    United Healthcare Corp.                           252,000      11,340,000
                                                               --------------
                                                               $   70,132,500
-----------------------------------------------------------------------------
  Oil Services - 0.3%
    Schlumberger Ltd.                                  94,000   $   9,388,250
-----------------------------------------------------------------------------
  Oils - 5.5%
    Amoco Corp.                                       120,000   $   9,660,000
    Chevron Corp.                                     280,300      18,219,500
    Exxon Corp.                                       403,000      39,494,000
    Mobil Corp.                                       445,000      54,401,250
    Texaco, Inc.                                      498,000      48,866,250
                                                               --------------
                                                               $  170,641,000
-----------------------------------------------------------------------------
  Photographic Products - 0.8%
    Eastman Kodak Co.                                 320,000  $   25,680,000
-----------------------------------------------------------------------------
  Precious Metals and Minerals - 0.5%
    Phelps Dodge Corp.                                240,000  $   16,200,000
-----------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Gannett Co., Inc.                                 375,000  $   28,078,125
    Tribune Co.                                       297,800      23,488,975
                                                               --------------
                                                               $   51,567,100
-----------------------------------------------------------------------------
  Railroads - 2.2%
    Burlington Northern Santa Fe Railway Co.          198,000  $   17,102,250
    Conrail, Inc.                                     176,061      17,540,077
    CSX Corp.                                         472,000      19,942,000
    Illinois Central Corp.                            400,000      12,800,000
                                                               --------------
                                                               $   67,384,327
-----------------------------------------------------------------------------
  Special Products and Services - 0.3%
    McDonalds Corp.                                    66,000   $   2,986,500
    Stanley Works                                     250,000       6,750,000
                                                               --------------
                                                                $   9,736,500
-----------------------------------------------------------------------------
  Stores - 2.4%
    Circuit City Stores, Inc.                         200,000   $   6,025,000
    CVS Corp.                                         150,000       6,206,250
    Home Depot, Inc.                                  270,000      13,533,750
    Lowes Co., Inc.                                   400,000      14,200,000
    Penney (J.C.), Inc.                               360,000      17,550,000
    Sears, Roebuck & Co.                              225,000      10,378,125
    Staples, Inc.*                                     95,000       1,715,938
    Talbots, Inc.                                     168,050       4,810,431
                                                               --------------
                                                               $   74,419,494
-----------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                        40,000   $   1,860,000
    Safeway, Inc.*                                    357,300      15,274,575
    Vons Cos., Inc.*                                  174,800      10,466,150
                                                               --------------
                                                               $   27,600,725
-----------------------------------------------------------------------------
  Telecommunications - 0.4%
    Lucent Technologies, Inc.                         292,900  $   13,546,625
-----------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    Allegheny Power Systems, Inc.                     200,000  $    6,075,000
    Cinergy Corp.                                     204,600       6,828,525
    CMS Energy Corp.                                   42,000       1,412,250
    DPL, Inc.                                         209,500       5,132,750
    FPL Group, Inc.                                   350,000      16,100,000
    GPU, Inc.                                          50,000       1,681,250
    Illinova Corp.                                     46,000       1,265,000
    Pinnacle West Capital Corp.                        50,000       1,587,500
    Portland General Corp.                            300,000      12,600,000
                                                               --------------
                                                               $   52,682,275
-----------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Consolidated Natural Gas Co.                      175,000   $   9,668,750
    Pacific Enterprises                               180,000       5,467,500
    PanEnergy Eastern Corp.                           250,000      11,250,000
                                                               --------------
                                                               $   26,386,250
-----------------------------------------------------------------------------
  Utilities - Telephone - 3.0%
    Ameritech Corp.                                    24,000   $   1,455,000
    BellSouth Corp.                                    43,000       1,736,125
    GTE Corp.                                         739,000      33,624,500
    MCI Communications Corp.                        1,223,700      39,999,694
    Pacific Telesis Group                             200,000       7,350,000
    SBC Communications, Inc.                          190,000       9,832,500
                                                               --------------
                                                               $   93,997,819
-----------------------------------------------------------------------------
  Total U.S. Stocks                                            $2,808,542,098
-----------------------------------------------------------------------------
Foreign Stocks - 4.1%
  Germany - 0.1%
    Hoechst AG (Consumer Goods and
      Services)                                        90,000   $   4,252,844
-----------------------------------------------------------------------------
  Hong Kong - 0.6%
    Hong Kong Land Holdings Ltd. (Real
      Estate)                                       2,000,000  $    5,560,000
    Wharf Holdings Ltd. (Real Estate)               1,400,000       6,987,329
    Swire Pacific Air Ltd., "A"
      (Transportation)                                600,000       5,721,489
                                                               --------------
                                                               $   18,268,818
-----------------------------------------------------------------------------
  Japan - 0.2%
    Canon, Inc. (Consumer Goods and
      Services)                                       319,000  $    7,058,254
-----------------------------------------------------------------------------
  Netherlands - 0.2%
    Royal Dutch Petroleum Co., ADR (Oils)              42,000  $    7,171,500
-----------------------------------------------------------------------------
  New Zealand - 0.2%
    Lion Nathan Ltd. (Beverages)                    2,000,000  $    4,790,071
-----------------------------------------------------------------------------
  Singapore - 0.1%
    Mandarin Oriental International, Ltd.
      (Restaurants and Lodging)*                    2,057,000  $    2,900,370
-----------------------------------------------------------------------------
  South Korea - 0.2%
    Korea Mobile Telecom, ADR
      (Telecommunications)                            412,000  $    5,304,500
-----------------------------------------------------------------------------
  Sweden - 0.9%
    Astra AB, "B" (Pharmaceuticals)                   430,000  $   20,758,620
    Sparbanken Sverige AB (Aerospace)                 420,100       7,212,282
                                                               --------------
                                                               $   27,970,902
-----------------------------------------------------------------------------
  Switzerland - 0.3%
    Novartis AG (Pharmaceuticals)*                      7,786  $    8,920,937
-----------------------------------------------------------------------------
  United Kingdom - 1.3%
    British Petroleum PLC, ADR (Oils)                 115,809  $   16,372,498
    PowerGen PLC (Utilities - Electric)             2,246,300      22,012,626
    Smithkline Beecham PLC, ADR
      (Medical and Health Products)                    25,000       1,700,000
                                                               --------------
                                                               $   40,085,124
-----------------------------------------------------------------------------
  Total Foreign Stocks                                         $  126,723,320
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,004,704,071)                 $2,935,265,418
-----------------------------------------------------------------------------

Preferred Stock - 0.1%
-----------------------------------------------------------------------------
  Henkel Kgaa (Identified  Cost,
    $3,827,405)                                        75,000   $   3,768,281
-----------------------------------------------------------------------------

Convertible Preferred Stocks - 0.1%
-----------------------------------------------------------------------------
  Atlantic Richfield Co. (Apparel and
    Textiles)                                         120,000   $   2,580,000
  Tosco Financing Trust (Financial
    Institutions)##*                                   26,700       1,371,712
-----------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
   $4,305,000)                                                  $   3,951,712
-----------------------------------------------------------------------------

Convertible Bonds - 0.3%
-----------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
-----------------------------------------------------------------------------
  Roche Holdings, Inc., 0s, 2010 (Medical and
    Health Technology and Services)##                 $10,256   $   4,640,840
  Sandoz Capital BVI Ltd., 2s, 2002
    (Chemicals)##                                       4,750       5,106,250
-----------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $8,158,701)           $   9,747,090
-----------------------------------------------------------------------------

Short-Term Obligations - 6.9%
-----------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)          Value
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
    due 1/08/97 - 1/17/97                             $44,950  $   44,856,399
  Federal National Mortgage Assn.,
    due 1/06/97 - 1/16/97                              38,900      38,841,209
  Ford Motor Credit Corp., due 1/02/97 -
    1/10/97                                            91,875      91,849,509
  General Electric Capital Corp., due
    1/15/97                                            10,000       9,978,922
  General Electric Co., due 1/07/97                    11,000      10,990,118
  General Motors Acceptance Corp., due
    1/08/97                                            13,485      13,470,343
  Pacific Gas and Electric Co., due 1/09/97             5,400       5,393,280
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $  215,379,780
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $2,236,374,957)            $3,168,112,281

Other Assets, Less Liabilities - (1.3)%                           (41,462,548)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $3,126,649,733
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,236,374,957)     $3,168,112,281
  Cash                                                                20,832
  Foreign currency, at value (identified cost, $491,350)             504,814
  Net receivable for open forward foreign currency
    exchange contracts sold                                          437,070
  Net receivable for closed forward foreign currency
    exchange contracts                                               570,555
  Receivable for Trust shares sold                                18,818,049
  Dividends and interest receivable                                4,901,293
  Other assets                                                        77,466
                                                              --------------
    Total assets                                              $3,193,442,360
                                                              ==============
Liabilities:
  Distributions payable                                       $   56,987,466
  Payable for investments purchased                                1,045,892
  Payable for Trust shares reacquired                              6,645,333
  Payable to affiliates -
    Management fee                                                    99,046
    Shareholder servicing agent fee                                   31,636
    Distribution fee                                               1,519,826
  Accrued expenses and other liabilities                             463,428
                                                              --------------
      Total liabilities                                       $   66,792,627
                                                              --------------
Net assets                                                    $3,126,649,733
                                                              ==============
Net assets consists of:
  Paid-in capital                                             $2,194,207,300
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies              932,756,981
  Accumulated distributions in excess of net realized
    gain on investments and foreign currency transactions           (216,416)
  Accumulated distributions in excess of net
    investment income                                                (98,132)
                                                              --------------
      Total                                                   $3,126,649,733
                                                              ==============
Shares of beneficial interest outstanding                       216,401,008
                                                                ===========
Class A shares:
  Net asset value per share
    (net assets of $2,677,618,280 / 185,126,301 shares
    of beneficial interest outstanding)                           $14.46
                                                                  ======
  Offering price per share (100 / 94.25)                          $15.34
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $436,559,312 / 30,404,176 shares
    of beneficial interest outstanding)                           $14.36
                                                                  ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $12,472,141 / 870,531 shares of
    beneficial interest outstanding)                              $14.33
                                                                  ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                               $   54,073,802
    Interest                                                     5,534,841
    Foreign taxes withheld                                        (522,645)
                                                            --------------
      Total investment income                               $   59,085,998
                                                            --------------

  Expenses -
    Management fee                                           $   5,982,062
    Trustees' compensation                                          88,526
    Shareholder servicing agent fee (Class A)                    2,570,406
    Shareholder servicing agent fee (Class B)                      610,052
    Shareholder servicing agent fee (Class C)                        3,509
    Distribution and service fee (Class A)                       7,583,868
    Distribution and service fee (Class B)                       2,773,037
    Distribution and service fee (Class C)                          23,395
    Custodian fee                                                  704,697
    Postage                                                        352,352
    Printing                                                       168,468
    Auditing fees                                                   37,145
    Legal fees                                                      11,465
    Miscellaneous                                                  966,822
                                                            --------------
      Total expenses                                        $   21,875,804
    Fees paid indirectly                                          (262,516)
                                                            --------------
      Net expenses                                          $   21,613,288
                                                            --------------
        Net investment income                               $   37,472,710
                                                            ==============
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $  265,112,501
    Foreign currency transactions                                 (466,491)
                                                            --------------
      Net realized gain on investments and foreign
         currency transactions                              $  264,646,010
                                                            --------------

  Change in unrealized appreciation -
    Investments                                             $  310,600,919
    Translation of assets and liabilities in
      foreign currencies                                         1,194,977
                                                            --------------
      Net unrealized gain on investments and
        foreign currency translation                        $  311,795,896
                                                            --------------
        Net realized and unrealized gain on
         investments and foreign currency                   $  576,441,906
                                                            --------------
          Increase in net assets from operations            $  613,914,616
                                                            ==============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
Year Ended December 31,                                             1996              1995
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $   37,472,710    $   39,964,770
  Net realized gain on investments and foreign currency
    transactions                                             264,646,010       172,091,827
  Net unrealized gain on investments and foreign
    currency translation                                     311,795,896       421,749,883
                                                          --------------    --------------
      Increase in net assets from operations              $  613,914,616    $  633,806,480
                                                          --------------    --------------

Distributions declared to shareholders -
  From net investment income (Class A)                    $  (34,290,506)   $  (38,309,881)
  From net investment income (Class B)                        (2,257,259)       (1,554,192)
  From net investment income (Class C)                           (41,906)       --
  From net realized gain on investments and foreign
    currency transactions (Class A)                         (227,454,227)     (158,264,565)
  From net realized gain on investments and foreign
    currency transactions (Class B)                          (36,115,432)      (12,389,102)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (967,699)       --
                                                          --------------    --------------
      Total distributions declared to shareholders        $ (301,127,029)   $ (210,517,740)
                                                          --------------    --------------

Trust share (principal) transactions -
  Net proceeds from sale of shares                        $  835,578,893    $  286,048,738
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                            232,834,058       154,187,632
  Cost of shares reacquired                                 (493,934,622)     (227,698,069)
                                                          --------------    --------------
    Increase in net assets from Trust share
      transactions                                        $  574,478,329    $  212,538,301
                                                          --------------    --------------
      Total increase in net assets                        $  887,265,916    $  635,827,041
Net assets:
  At beginning of period                                   2,239,383,817     1,603,556,776
                                                          --------------    --------------

  At end of period (including distributions in excess
    of net investment income of $(98,132) and $(75,463),
    respectively)                                         $3,126,649,733    $2,239,383,817
                                                          ==============    ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                 1996         1995         1994         1993          1992
-----------------------------------------------------------------------------------------------------------------
                                                     Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $12.71       $10.07       $11.50       $12.31        $13.87
                                                      ------       ------       ------       ------        ------

Income from investment operations -
  Net investment income#                              $ 0.21       $ 0.25       $ 0.25       $ 0.39        $ 0.32
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        3.07         3.67        (0.36)        0.86          0.69
                                                      ------       ------       ------       ------        ------
      Total from investment operations                $ 3.28       $ 3.92       $(0.11)      $ 1.25        $ 1.01
                                                      ------       ------       ------       ------        ------

Less distributions declared to shareholders -
  From net investment income++                        $(0.21)      $(0.46)      $(0.25)      $(0.39)       $(0.33)
  From net realized gain on investments and
    foreign currency transactions                      (1.32)       (0.82)       (1.05)       (1.67)        (2.22)
  In excess of net realized gain on investments
    and foreign currency transactions                    --           --         (0.02)         --            --
  From paid-in capital                                   --           --           --           --          (0.02)
                                                      ------       ------       ------       ------        ------

      Total distributions declared to shareholders    $(1.53)      $(1.28)      $(1.32)      $(2.06)       $(2.57)
                                                      ------       ------       ------       ------        ------
Net asset value - end of period                       $14.46       $12.71       $10.07       $11.50        $12.31
                                                      ======       ======       ======       ======        ======
Total return(+)                                       25.90%       39.34%       (1.02)%      10.03%         7.68%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           0.74%        0.70%        0.71%        0.68%         0.62%
  Net investment income                                1.51%        2.13%        2.20%        3.04%         2.30%
Portfolio turnover                                       47%          54%          87%          41%           46%
Average commission rate###                           $0.0520          --           --           --         --
Net assets at end of period (000,000 omitted)        $ 2,678       $2,074       $1,535       $1,626        $1,548


 ++ For the year ended December 31, 1994, the per share distribution in excess of net investment income was
    $0.0004 for Class A shares.
  # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fee paid indirectly.
### Average commission rate is calculated for the Trust for fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    January 2, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                 1991          1990         1989         1988         1987
-----------------------------------------------------------------------------------------------------------------
                                                     Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $12.28        $13.55       $11.22       $11.26       $12.09
                                                      ------        ------       ------       ------       ------
Income from investment operations -
  Net investment income                               $ 0.38        $ 0.43       $ 0.45       $ 0.40       $ 0.38
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions       2.95         (0.45)        3.56         0.76         0.57
                                                      ------        ------       ------       ------       ------
      Total from investment operations                $ 3.33        $(0.02)      $ 4.01       $ 1.16       $ 0.95
                                                      ------        ------       ------       ------       ------

Less distributions declared to shareholders -
  From net investment income                          $(0.39)       $(0.43)      $(0.45)      $(0.39)      $(0.39)
  From net realized gain on investments and
    foreign currency transactions                      (1.32)        (0.82)       (1.22)       (0.81)       (1.39)
  In excess of net realized gain on investments
    and foreign currency transactions++                 0.00          --           --           --           --
  From paid-in capital+                                (0.03)         --          (0.01)        0.00         --
                                                      ------        ------       ------       ------       ------
      Total distributions declared to
        shareholders                                  $(1.74)       $(1.25)      $(1.68)      $(1.20)      $(1.78)
                                                      ------        ------       ------       ------       ------
Net asset value - end of period                       $13.87        $12.28       $13.55       $11.22       $11.26
                                                      ======        ======       ======       ======       ======
Total return(+)                                       27.41%       (0.33)%       35.80%       10.12%        7.25%
Ratios (to average net assets)/Supplemental data:
  Expenses                                             0.62%         0.47%        0.50%        0.55%        0.45%
  Net investment income                                2.73%         3.28%        3.40%        3.39%        2.63%
Portfolio turnover                                       44%           26%          20%          19%          23%
Net assets at end of period (000,000 omitted)         $1,530        $1,265       $1,382       $1,139       $1,177

  + For the year ended December 31, 1988, the per share distribution from paid-in capital was $0.001.
 ++ For the year ended December 31, 1991, the per share distribution in excess of net realized gain on investments was $0.0041.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    January 2, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
Year Ended December 31,                            1996          1995          1994          1993*      1996**
--------------------------------------------------------------------------------------------------------------
                                              Class B                                                Class C
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $12.63        $10.03        $11.48        $13.02      $13.93
                                                 ------        ------        ------        ------      ------
Income from investment operations -
  Net investment income#                         $ 0.10        $ 0.15        $ 0.15        $ 0.04      $ 0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   3.06          3.64         (0.36)         0.32        1.76
                                                 ------        ------        ------        ------      ------
      Total from investment operations           $ 3.16        $ 3.79        $(0.21)       $ 0.36      $ 1.81
                                                 ------        ------        ------        ------      ------

Less distributions declared to shareholders -
  From net investment income+++                  $(0.11)       $(0.37)       $(0.17)       $(0.23)     $(0.09)
  From net realized gain on investments
    and
    foreign currency transactions                 (1.32)        (0.82)        (1.05)        (1.67)      (1.32)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --            --           (0.02)         --          --
                                                 ------        ------        ------        ------      ------

      Total distributions declared to
        shareholders                             $(1.43)       $(1.19)       $(1.24)       $(1.90)     $(1.41)
                                                 ------        ------        ------        ------      ------
Net asset value - end of period                  $14.36        $12.63        $10.03        $11.48      $14.33
                                                 ======        ======        ======        ======      ======
Total return                                     25.05%        38.05%       (1.88)%         2.62%      12.74%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.54%         1.56%         1.61%         1.56%+      1.49%+
  Net investment income                           0.72%         1.25%         1.37%         1.05%+      0.77%+
Portfolio turnover                                  47%           54%           87%           41%         47%
Average commission rate###                      $0.0520          --            --            --       $0.0520
Net assets at end of period (000,000
 omitted)                                          $437          $165           $69           $15         $12

  * For the period from the commencement of offering of Class B shares,
   September 7, 1993 to December 31, 1993.
 ** For the period from the commencement of offering of Class C shares,
   July 2, 1996, to December 31, 1996.
  +A nnualized.
 ++ Not annualized.
+++ For the year ended December 31, 1994, the per share distribution in excess of net investment income was $0.0003 for Class B shares.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fee paid indirectly.
### Average commission rate is calculated for the Trust for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Trust (the Trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

 (2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Expense Reductions - MFS has directed certain portfolio trades to brokers who paid a portion of the Trust's expenses. For the period, the Trust's expenses were reduced by $40,609 under this agreement.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $905,708 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Trust offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Trust pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.15% of average daily net assets and 3.52% of gross investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Trust Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $28,326 for the year ended December 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $852,527 for the year ended December 31, 1996, as its portion of the sales charge on sales of Class A shares of the Trust.

The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Trust's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Trust. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $1,398,429 for the year ended December 31, 1996. Payment of the remaining portion of the 0.10% per annum distribution fee equal to 0.025% per annum will commence on such date as the Trustees of the Trust may determine. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to January 2, 1991. Fees incurred under the distribution plan during the year ended December 31, 1996 were 0.315% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $27,988 and $13 for Class B and Class C shares, respectively, for the year ended December 31, 1996. Fees incurred under the distribution plans during the year ended December 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1996 were $39,432, $325,303, and $550 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $1,391,813,618 and $1,203,752,187, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $2,236,374,957
                                                             ==============
Gross unrealized appreciation                                $  938,410,160
Gross unrealized depreciation                                    (6,672,836)
                                                             --------------
  Net unrealized appreciation                                $  931,737,324
                                                             ==============
(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


Class A Shares
                                  Year Ended December 31, 1996         Year Ended December 31, 1995
                                  ----------------------------------   ----------------------------------
                                           Shares             Amount            Shares             Amount
--------------------------------------------------------------------   ----------------------------------
Shares sold                            40,132,064       $567,992,774        17,087,194       $204,278,899
Shares issued to shareholders in
 reinvestment of distributions         13,545,436        196,263,540        11,238,706        141,190,710
Shares reacquired                     (31,823,640)      (448,678,542)      (17,466,366)      (207,986,831)
                                       ----------       ------------        ----------       ------------
  Net increase                         21,853,860       $315,577,772        10,859,534       $137,482,778
                                       ==========       ============        ==========       ============

Class B Shares
                                  Year Ended December 31, 1996         Year Ended December 31, 1995
                                  ----------------------------------   ----------------------------------
                                           Shares             Amount            Shares             Amount
--------------------------------------------------------------------   ----------------------------------
Shares sold                            18,025,772       $255,006,792         6,848,511       $ 81,769,839
Shares issued to shareholders in
 reinvestment of distributions          2,481,401         35,764,019         1,037,328         12,996,922
Shares reacquired                      (3,152,904)       (44,728,804)       (1,667,587)       (19,711,238)
                                       ----------       ------------        ----------       ------------
  Net increase                         17,354,269       $246,042,007         6,218,252     $   75,055,523
                                       ==========       ============        ==========       ============

Class C Shares
                                                                       Year Ended December 31, 1996*

                                                                       ----------------------------------
                                                                                Shares             Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                                                    849,655        $12,579,327
Shares issued to shareholders in reinvestment of distributions                  56,001            806,499
Shares reacquired                                                              (35,125)          (527,276)
                                                                                ------        -----------
  Net increase                                                                 870,531        $12,858,550
                                                                               =======        ===========

* For the period from the commencement of investment operations, July 2, 1996 to December 31, 1996.

(6) Line of Credit
The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended December 31, 1996 was $28,462.

(7) Financial Instruments
The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1996, is as follows:

Forward Foreign Currency Exchange Contracts

                                  Contracts to                             Contracts      Net Unrealized
          Settlement Date      Deliver/Receive      In Exchange for         at Value        Appreciation
--------------------------------------------------------------------------------------------------------
Sales             2/03/97      SEK  88,704,000          $13,470,615      $13,033,545            $437,070
                                                                                                ========
SEK = Swedish Kronor

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable with Morgan Stanley of $570,555 at December 31, 1996. At December 31, 1996, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended December 31, 1996. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Trust at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MASSACHUSETTS INVESTORS TRUST

TRUSTEES                                         AUDITORS
A. Keith Brodkin* - Chairman and President       Deloitte & Touche LLP

Richard B. Bailey* - Private Investor;           INVESTOR INFORMATION
Former Chairman and Director (until 1991),       For MFS stock and bond market outlooks,
Massachusetts Financial Services Company;        call toll free: 1-800-637-4458 anytime
Director, Cambridge Bancorp; Director,           from a touch-tone telephone.
Cambridge Trust Company
                                                 For information on MFS mutual funds, call
Peter G. Harwood - Private Investor              your financial adviser or, for an information
                                                 kit, call toll free: 1-800-637-2929 any
J. Atwood Ives - Chairman and Chief Executive    business day from 9 a.m. to 5 p.m.
Officer, Eastern Enterprises                     Eastern  time (or leave a message anytime).

Lawrence T. Perera - Partner,                    INVESTOR SERVICE
Hemenway & Barnes                                MFS Service Center, Inc.
                                                 P.O. Box 2281
William J. Poorvu - Adjunct Professor,           Boston, MA 02107-9906
Harvard University Graduate School of
Business Administration                          For general information, call toll free:
                                                 1-800-225-2606 any business day from
Charles W. Schmidt - Private Investor            8 a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive              For service to speech- or hearing-impaired,
Vice President, Director and Secretary,          call toll free: 1-800-637-6576 any business day from
Massachusetts Financial Services Company         9 a.m. to 5 p.m. Eastern time.
                                                 (To use this service, your phone must
Jeffrey L. Shames* - President and Director,     be equipped with a Telecommunications
Massachusetts Financial Services Company         Device for the Deaf.)

Elaine R. Smith - Independent Consultant         For share prices, account balances, and
                                                 exchanges, call toll free: 1-800-MFS-TALK
                                                 (1-800-637-8255) anytime from a
David B. Stone  - Chairman, North American       touch-tone telephone.
Management Corp. (investment advisers)
                                                 WORLD WIDE WEB
INVESTMENT ADVISER                                 www.mfs.com
Massachusetts Financial Services
Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Mitchell D. Dynan*
John D. Laupheimer, Jr.*
Kevin R. Parke*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*                                [Dalbar logo]
                                              For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc.
SECRETARY                                     Broker/Dealer Survey, Main Office Operations Service Quality Category. The
Stephen E. Cavan*                             firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey.
                                              A total of 110 firms responded, offering input on the qulaity of service
ASSISTANT SECRETARY                           they received from 29 mutual fund companies nationwide. The survey contained
James R. Bordewick, Jr.*                      questions about service quality in 15 categories, including "knowledge of phone service contacts," "accracy of transaction processing," and "overall ease of
CUSTODIAN                                     doing business with the firm."
State Street Bank & Trust Company

* Affiliated with the Investment Adviser

MASSACHUSETTS
INVESTORS TRUST

[graphic omitted]

--------------------
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   P A I D
   PERMIT #55638
   BOSTON, MA
--------------------

500 Boylston Street
Boston, MA 02116


[MFS logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116


                                                      MIT-2 2/97 175M 12/212/312